Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: rgargus@apm.com	E-Mail: tkaplan@apm.com

Thursday, April 26, 2012

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

FOURTH QUARTER FISCAL 2012 FINANCIAL RESULTS

SUNNYVALE, Calif., —April 26, 2012—Applied Micro Circuits Corporation [NASDAQ: AMCC] (“AppliedMicro”) today reported its financial results for the fourth quarter of fiscal 2012, ended March 31 2012.

•	Q4 2012 net revenues were $48.8 million, down 13.5% sequentially and down 16.8% year over year.

•	Q4 2012 GAAP net loss was $67.6 million or $1.10 per share compared to net loss of $7.1 million or $0.12 per share for the third quarter of fiscal 2012.

•	Q4 2012 non-GAAP EPS was $(0.10) per share on net loss of $6.2 million, compared to $(0.02) per share on net loss of $1.1 million, for the third quarter of fiscal 2012.

•	Total Cash and Short-term investments was approximately $113.8 million as of March 31, 2012 compared to $117.3 million at the end of December 2011.

•

Following the end of the quarter, the Company announced a definitive amendment to spin-in Veloce Technologies, Inc. for an initial consideration of $60.4M, which was expensed in the quarter ended March 31, 2012, with additional earn-outs that could range from $0-$75M. The spin-in will enable securing the world class team and integrating the Veloce and APM teams in the ARM 64-bit development.

•	During the quarter, the Company announced the release of several new products;

•	The industry’s first standard 100G per second transponder/muxponder for OTN and Datacenters;

•	TPO134 an OTU2 Add-Drop multiplexer with 16 clients in one device and expands the ODU cross-connect capacity to 80Gps; and

•	TPO415/C415, the industry’s first standard OTN multiplexer to enable 100Gps OTU4 linecards.

Net revenues for the fourth quarter of fiscal 2012 were $48.8 million compared to $56.3 million in the third quarter of fiscal 2012, representing a sequential decrease of 13.5% and a decrease of 16.8% over the $58.6 million in net revenues reported in the fourth quarter of fiscal 2011. Revenues for the full fiscal year of 2012 were $230.9 million compared to $247.7 million for the comparable period last year, a 7% decrease.

The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2012 was $67.6 million or $1.10 per share. The fourth quarter GAAP net loss compares with a net loss of $7.1 million or $0.12 per share for the third quarter of fiscal 2012 and a net loss of $4.0 million or $0.06 per share for the fourth quarter of fiscal 2011. For the full fiscal year of 2012, GAAP net loss was $82.7 million or $1.33 per share compared to a net loss of $1.0 million or $0.02 per share for the full fiscal year 2011.

Non-GAAP loss for the fourth quarter of fiscal 2012 was $6.2 million or $0.10 per share, compared to non-GAAP loss of $1.1 million or $0.02 per diluted share in the third quarter of fiscal 2012 and non-GAAP net income of $2.7 million or $0.04 per diluted share for the fourth quarter of fiscal 2011. For the full year, for fiscal 2012, non-GAAP net loss was $5.6 million or $0.09 per share compared to net income of $28.5 million or $0.42 per diluted share for fiscal 2011.

“In early April, we announced the spin-in of Veloce, which is extremely significant to us in terms of integration of our processor teams and our ability to deliver our 64-bit ARM processor products and effectively execute our roadmap. Overall market softness impacted the base business during the quarter, but we are making sure we maintain focus on not only navigating the softness but on developing game changing products for the future” said Dr.Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer commented, “The market conditions continue to be challenging and we are very focused on managing our business effectively through the softness and as market conditions improve we remain poised to take advantage with our portfolio of market relevant products.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as the Veloce acquisition consideration, restructuring charges (recoveries), amortization of purchased intangibles, stock-based compensation charges, impairment of strategic investment, realized gain on sale of strategic equity investment, other-than-temporary impairment on investments and non-cash tax adjustments. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, April 26, 2012 at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2012 and to provide guidance for the first quarter of fiscal 2013. You may access the conference call via any of the following:

Teleconference:	866-203-3206
Conference ID:	82970062
Web Broadcast:	http://www.apm.com
Replay:	888-286-8010 (access code: 64022438, available through May 3, 2012)

AppliedMicro Overview

AppliedMicro is a global leader in energy conscious high performance computing and connectivity solutions for telco, enterprise, data center, consumer and SMB applications. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.apm.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, successful integration and management of recently acquired businesses, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2011, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	March 31,
	2012	2011
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$113,846	$168,051
Accounts receivable, net	22,666	19,997
Inventories	23,244	26,561
Other current assets	31,105	16,784

Total current assets	190,861	231,393
Property and equipment, net	38,100	32,023
Goodwill	13,183	13,183
Purchased intangibles, net	16,634	23,388
Other assets	10,274	8,670

Total assets	$269,052	$308,657

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,383	$24,431
Other current liabilities	45,563	22,416

Total current liabilities	66,946	46,847
Other long term liabilities	32,870	—
Stockholders’ equity	169,236	261,810

Total liabilities and stockholders’ equity	$269,052	$308,657

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2012	2011	2011	2012	2011
Net revenues	$48,767	$56,347	$58,583	$230,887	$247,710
Cost of revenues	20,974	23,795	25,476	98,804	95,282

Gross profit	27,793	32,552	33,107	132,083	152,428
Operating expenses:
Research and development	89,400	28,279	26,932	175,656	108,732
Selling, general and administrative	12,891	11,406	11,733	45,794	49,173
Amortization of purchased intangibles	650	650	1,713	3,202	5,285
Restructuring charges (recoveries), net	—	2	(34)	875	532

Total operating expenses	102,941	40,337	40,344	225,527	163,722

Operating loss	(75,148)	(7,785)	(7,237)	(93,444)	(11,294)
Interest and other income (expense), net and other-than-temporary impairment	7,897	914	3,179	11,684	10,687

Loss from operations, before income taxes	(67,251)	(6,871)	(4,058)	(81,760)	(607)
Income tax expense (benefit)	331	206	(47)	928	399

Net loss	$(67,582)	$(7,077)	$(4,011)	$(82,688)	$(1,006)

Basic and diluted net loss per share:
Net loss per share	$(1.10)	$(0.12)	$(0.06)	$(1.33)	$(0.02)

Shares used in calculating basic and diluted net loss per share	61,587	60,990	64,236	62,245	65,160

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2012	2011	2011	2012	2011
GAAP net loss	$(67,582)	$(7,077)	$(4,011)	$(82,688)	$(1,006)
Adjustments:
Stock-based compensation charges	6,639	4,433	3,774	18,374	16,684
Amortization of purchased intangibles	1,329	1,329	4,978	6,754	17,167
Veloce acquisition consideration	60,400	—	—	60,400	—
Acquisition related (recoveries) charges	(265)	—	—	(2,532)	859
Restructuring charges (recoveries), net	—	2	(34)	875	532
Impairment of strategic investment	1,000	—	—	1,000	—
Other-than-temporary investment impairment	(77)	(61)	(1,914)	(743)	(5,284)
Realized gain on sale of strategic equity investment	(8,147)	—	—	(8,147)	—
Payroll taxes on certain stock option exercises	—	—	—	—	4
Income tax adjustments	522	242	(129)	1,102	(481)

Total GAAP to Non-GAAP adjustments	61,401	5,945	6,675	77,083	29,481

Non-GAAP net (loss) income	$(6,181)	$(1,132)	$2,664	$(5,605)	$28,475

Diluted net (loss) income per share	$(0.10)	$(0.02)	$0.04	$(0.09)	$0.42

Shares used in calculating diluted net (loss) income per share	61,587	60,990	65,741	62,245	67,097

Net (loss) income per share:
GAAP net loss per share	$(1.10)	$(0.12)	$(0.06)	$(1.33)	$(0.02)
GAAP to non-GAAP adjustments	1.00	0.10	0.10	1.24	0.44

Non-GAAP net (loss) income per share	$(0.10)	$(0.02)	$0.04	$(0.09)	$0.42

Reconciliation of shares used in calculating non-GAAP net (loss) income per share:
Shares used in calculating basic net (loss) income per share	61,587	60,990	64,236	62,245	65,160
Adjustment for dilutive securities	—	—	1,505	—	1,937

Non-GAAP shares used in the EPS calculation	61,587	60,990	65,741	62,245	67,097

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2012	2011	2011	2012	2011
GROSS PROFIT:
GAAP gross profit	$27,793	$32,552	$33,107	$132,083	$152,428
Amortization of purchased intangibles	679	679	3,265	3,552	11,882
Stock-based compensation expense	140	83	154	432	651

Non-GAAP gross profit	$28,612	$33,314	$36,526	$136,067	$164,961

OPERATING EXPENSES:
GAAP operating expenses	$102,941	$40,337	$40,344	$225,527	$163,722
Stock-based compensation expense	(6,499)	(4,350)	(3,620)	(17,942)	(16,033)
Amortization of purchased intangibles	(650)	(650)	(1,713)	(3,202)	(5,285)
Acquisition related recoveries (charges)	265	—	—	2,532	(859)
Veloce acquisition consideration	(60,400)	—	—	(60,400)	—
Restructuring (charges) recoveries, net	—	(2)	34	(875)	(532)
Payroll taxes on certain stock option exercises	—	—	—	—	(4)

Non-GAAP operating expenses	$35,657	$35,335	$35,045	$145,640	$141,009

INTEREST AND OTHER INCOME (EXPENSE), NET AND OTHER-THAN-TEMPORARY IMPAIRMENT:
GAAP interest and other income and other-than-temporary impairment, net	$7,897	$914	$3,179	$11,684	$10,687
Realized gain on sale of strategic equity investments	(8,147)	—	—	(8,147)	—
Impairment of strategic investment	1,000	—	—	1,000	—
Other-than-temporary investment impairment	(77)	(61)	(1,914)	(743)	(5,284)

Non-GAAP interest and other income, net	$673	$853	$1,265	$3,794	$5,403

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$331	$206	$(47)	$928	$399
Income tax adjustments	(522)	(242)	129	(1,102)	482

Non-GAAP income tax expense (benefit)	$(191)	$(36)	$82	$(174)	$881

RESEARCH AND DEVELOPMENT :
GAAP research and development	$89,400	$28,279	$26,932	$175,656	$108,732
Stock-based compensation expense	(3,735)	(2,647)	(2,288)	(10,496)	(8,999)
Veloce acquisition consideration	(60,400)	—	—	(60,400)	—
Payroll taxes on certain stock option exercises	—	—	—	—	(2)

Non-GAAP research and development	$25,265	$25,632	$24,644	$104,760	$99,731

SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$12,891	$11,406	$11,733	$45,794	$49,173
Stock-based compensation expense	(2,764)	(1,703)	(1,332)	(7,446)	(7,034)
Acquisition related recoveries (charges)	265	—	—	2,532	(859)
Payroll taxes on certain stock option exercises	—	—	—	—	(2)

Non-GAAP selling, general and administrative	$10,392	$9,703	$10,401	$40,880	$41,278

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Year Ended March 31,
	2012	2011
Operating activities:
Net loss	$(82,688)	$(1,006)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	8,436	7,243
Amortization of purchased intangibles	6,754	17,167
Stock-based compensation expense:
Stock options	5,298	5,592
Restricted stock units	13,076	11,092
Veloce acquisition consideration	60,400	—
Acquisition related recoveries	(2,532)	—
Capitalization of prior years mask set costs	—	(1,177)
Realized gain on strategic investment, net	(7,147)	—
Tax benefit from other comprehensive income	(123)	—
Net loss (gain) on disposals of property	10	(322)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(2,669)	3,465
Inventories	3,317	(11,174)
Other assets	(3,903)	(1,561)
Accounts payable	(4,451)	1,842
Accrued payroll and other accrued liabilities	(2,860)	(1,162)
Deferred revenue	(270)	956

Net cash (used in) provided by operating activities	(9,352)	30,955

Investing activities:
Proceeds from sales and maturities of short-term investments	101,222	121,876
Purchases of short-term investments	(103,046)	(124,950)
Proceeds from sale of property and equipment	—	365
Purchase of property, equipment and other assets	(13,264)	(9,740)
Proceeds from sale of strategic investment	—	4,991
Purchase of strategic investment	(4,750)	(330)
Purchase of a business, net of cash acquired	—	(31,484)

Net cash used for investing activities	(19,838)	(39,272)

Financing activities:
Proceeds from issuances of common stock	6,736	8,045
Funding of restricted stock units withheld for taxes	(2,864)	(2,746)
Repurchases of common stock	(20,852)	(40,063)
Funding of structured stock repurchase agreements	(10,000)	(10,000)
Funds received from structured stock repurchase agreements	—	15,512
Other	(167)	(555)

Net cash used for financing activities	(27,147)	(29,807)

Net decrease in cash and cash equivalents	(56,337)	(38,124)
Cash and cash equivalents at the beginning of the period	84,402	122,526

Cash and cash equivalents at the end of the period	28,065	84,402